UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 31, 2008

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
8735 Henderson Road, Renaissance One
	Tampa, Florida	33634
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

The Registrant received executed amendments to its Florida Non-Reform and Reform contracts, between the State of Florida, Agency for Health Care Administration (“AHCA”) and each of HealthEase of Florida, Inc., a wholly-owned subsidiary of the Registrant, and WellCare of Florida, Inc. d/b/a Staywell Health Plan of Florida, also a wholly-owned subsidiary of the Registrant.  The amendments under the Non-Reform and Reform contracts reflect, among other things, the allocation reduction and adjusted capitation rates as a result of reduced funding for prepaid health plans determined at the Florida Legislative Special Session held in October of 2007.  The rate adjustments are effective as of January 1, 2008.  Copies of the amendments are attached as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively, to this Current Report on Form 8-K.

The Registrant also received an executed amendment to its Medicaid Managed Care and Family Health Plus Model Contract between the City of New York Department of Health and Mental Hygiene and WellCare of New York, Inc., a wholly-owned subsidiary of the Registrant (“WellCare NY”), pursuant to which WellCare NY participates in New York City Family Health Plus and Medicaid programs. The amendment, among other things, extends the term of the contract through September 30, 2009.  A copy of the amendment is attached as Exhibit 10.7 to this Current Report on Form 8-K.

The foregoing description does not purport to be a complete statement of the parties’ rights and obligations under the above-described amendments.  The above description is qualified in its entirety by reference to the amendments.

In the interest of providing interested parties with full access to its federal, state and county contracts, the Registrant has elected to file such contracts with the Securities and Exchange Commission.  The Registrant does not believe that its business is substantially dependent on many of these contracts when each is taken individually.

Item 9.01   Financial Statements and Exhibits.

(a)   Financial Statements of Business Acquired.

None.

(b)   Pro Forma Financial Information.

None.

(c)   Shelf Company Transaction.

None.

(d) Exhibits.

The following exhibits are filed as part of this report:

10.1	Amendment number 3 to Contract No. FA619 (Medicaid Non-Reform 2006-2009), between the State of Florida, Agency for Health Care Administration and HealthEase of Florida, Inc.
10.2
Amendment number 4 to Contract No. FA615 (Medicaid Non-Reform 2006-2009), between the State of Florida, Agency for Health Care Administration and WellCare of Florida, Inc. d/b/a Staywell Health Plan of Florida.

10.3	Amendment number 7 to Contract No. FAR001 (Medicaid Reform 2006-2009), between the State of Florida, Agency for Health Care Administration and HealthEase of Florida, Inc.
10.4	Amendment number 8 to Contract No. FAR001 (Medicaid Reform 2006-2009), between the State of Florida, Agency for Health Care Administration and HealthEase of Florida, Inc.
10.5
Amendment number 7 to Contract No. FAR009 (Medicaid Reform 2006-2009), between the State of Florida, Agency for Health Care Administration and WellCare of Florida, Inc. d/b/a Staywell Health Plan of Florida.

10.6
Amendment number 8 to Contract No. FAR009 (Medicaid Reform 2006-2009), between the State of Florida, Agency for Health Care Administration and WellCare of Florida, Inc. d/b/a Staywell Health Plan of Florida.

10.7	Amendment to Medicaid Managed Care and Family Health Plus Model Contract between the City of New York Department of Health and Mental Hygiene and WellCare of New York, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2008	WELLCARE HEALTH PLANS, INC. /s/ Heath Schiesser
Heath Schiesser
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment number 3 to Contract No. FA619 (Medicaid Non-Reform 2006-2009), between the State of Florida, Agency for Health Care Administration and HealthEase of Florida, Inc.
10.2
Amendment number 4 to Contract No. FA615 (Medicaid Non-Reform 2006-2009), between the State of Florida, Agency for Health Care Administration and WellCare of Florida, Inc. d/b/a Staywell Health Plan of Florida.

10.3	Amendment number 7 to Contract No. FAR001 (Medicaid Reform 2006-2009), between the State of Florida, Agency for Health Care Administration and HealthEase of Florida, Inc.
10.4	Amendment number 8 to Contract No. FAR001 (Medicaid Reform 2006-2009), between the State of Florida, Agency for Health Care Administration and HealthEase of Florida, Inc.
10.5
Amendment number 7 to Contract No. FAR009 (Medicaid Reform 2006-2009), between the State of Florida, Agency for Health Care Administration and WellCare of Florida, Inc. d/b/a Staywell Health Plan of Florida.

10.6
Amendment number 8 to Contract No. FAR009 (Medicaid Reform 2006-2009), between the State of Florida, Agency for Health Care Administration and WellCare of Florida, Inc. d/b/a Staywell Health Plan of Florida.

10.7	Amendment to Medicaid Managed Care and Family Health Plus Model Contract between the City of New York Department of Health and Mental Hygiene and WellCare of New York, Inc.